                         BB&T VARIABLE INSURANCE FUNDS

                         SUPPLEMENT DATED JULY 7, 2006
                                     TO THE
                         BB&T LARGE CAP VIF PROSPECTUS
                               DATED MAY 1, 2006

THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE BB&T LARGE CAP VIF PROSPECTUS DATED MAY 1, 2006:

CHANGE IN NON-FUNDAMENTAL INVESTMENT POLICIES

Effective 60 days from the date of this supplement, the principal investment strategy of the BB&T Large Cap VIF will be amended to define large capitalization companies, for purposes of the Fund's investment policy, as those companies within the capitalization range of the S&P 500(R) Index. Accordingly, the first paragraph under the "Principal Investment Strategies" section on page 3 of the prospectus will be replaced in its entirety with the following:

     PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities issued by large capitalization companies, which may include common stocks, preferred stocks, warrants, or debt instruments that are convertible into common stocks. For purposes of this policy, large capitalization companies are those companies with a capitalization within the range of those companies in the S&P 500(R) Index (as of May 31, 2006, $455 million to $371 billion), as well as American Depositary Receipts ("ADRs").

The second paragraph under the section "Investment Objectives, Strategies and Risks" on page 4 of the prospectus will be replaced in its entirety with the following:

     The Fund's investment objective is capital growth, current income, or both. The investment objective is not fundamental and may be changed without shareholder approval. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities issued by large capitalization companies, which may include common stocks, preferred stocks, warrants, or debt instruments that are convertible into common stocks. Large capitalization companies are those companies with a capitalization within the range of those companies in the S&P 500(R) Index, as well as American Depositary Receipts ("ADRs").

The fourth paragraph under the section "Investment Objectives, Strategies and Risks" on page 4 of the prospectus will be replaced in its entirety with the following:

     BB&T Asset Management uses an intrinsic value-oriented investment approach. In evaluating prospective investments, BB&T Asset Management may consider factors such as the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential, as well as historical value measures such as price-earnings ratios, profit margins and liquidation values. The Fund may invest in companies of any size, although most stocks purchased will be issued by companies whose market capitalizations are within the range of those companies in the S&P 500(R) Index.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.